UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 3, 2004

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

220 South King Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808)544-0500

(Registrant’s telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                        On February 3, 2004, Central Pacific Financial Corp. (the “Company”) issued a press release regarding the State of Hawaii Division of Financial Institutions’ approval of the Company’s application to acquire control of CB Bancshares Inc. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: February 3, 2004	/s/ Clint Arnoldus
Clint Arnoldus
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued February 3, 2004